united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

Probabilities VIT Fund

Annual Report
December 31, 2018

1-855-227-7204
www.probabilitiesfund.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Probabilities VIT Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.probabilitiesfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Fellow Shareholders:

We are pleased to present you with the Probabilities VIT Fund Annual Report. For the twelve months ended December 31, 2018, Probabilities VIT Fund’s (Class 1 shares) total return was -15.47% and the Class 2 shares total return was -15.49% compared with -4.38% for the S&P 500 Total Return Index1.

During the period under review, the Portfolio’s market exposure alternated between a riskless, long, leveraged and inverse position as dictated by its investment policy rules and guidelines that shift it to a more aggressive position during the “best six months” portion of the trading calendar and more conservative and inverse position during the “worst six months” portion. While there were certain leveraged trades that benefited the Portfolio relative to the market there were also periods where leveraged bets worked against the The Probabilities VIT Fund’s portfolio benefited from its positions, particularly leveraged and long exposure to U.S. stocks in early January, Mid-February, April and November 2018 and cash and inverse positions in May, late June, September and October 2018 These periods are historically bearish and therefore a risk-averse time for the strategy. However, there were also periods where leveraged bets worked against the portfolio including early February and December 2018. The Portfolio strategy positions the Portfolio aggressively during many of the historically positive turns-of-month during its bullish bias period; in 2018 the January/February period experienced downside volatility.

Looking back over the twelve month period, the Portfolio started the period positioned for 1x equity market (bullish) exposure and oscillated between 1x (long), 2x (leveraged) 0x (100% cash) and -1x (inverse) positions during the period. The Portfolio was actively managed to obtain equity exposure, at times leveraged, inverse equity exposure and defensive (cash) exposure throughout the period, pursuing gains based on its system-generated triggers. Market exposure was increased in the period as dictated by policy rules to increase exposure when expected return is positive and decreased to reduce exposure or achieve inverse exposure when downside risk is elevated. Historically mid-term election years have been underwhelming, with the S&P 5001 having posted annual gains of 6% on average since 1942, versus 9.1% annually on average for all years. Under the current Administration the market has risen as a result of tax reform and increasing corporate profits, while tempered by rising interest rates. In general the mood of the market has been optimistic and market indices have repeatedly hit new highs under a gradually improving economy as measured by modest GDP growth and a declining unemployment rate. One notable period was the month of December in which the index and the Portfolio, which was long and leveraged over the course of the month, experienced significant downside. In particular, the market experienced an extreme level of volatility in the days before the Christmas holiday and the Fund was leveraged. The Portfolio did participate on a leveraged basis in the significant rebound that occurred December 26.

A slowing global economy will present challenges to equities in the year ahead. Recent moves by the Federal Open Market Committee (the “FOMC”) to moderate its pace of interest rate increases could bolster investor enthusiasm heading into 2019.

1665 Union Street	Suite A	San Diego	California 92101	(800) 519-0438	www.probabilitiesfund.com

At 20x2 trailing earnings (16x3 forward earnings), stocks appear to be fairly valued, and growth may be limited as companies pare back their earnings guidance in the slowing global economy. Interest rates, which were in an uptrend under Chairman Powell, have paused. The target range for Federal Funds rate remains at 2 ¼ - 2 ½%. The Fed hiked its federal funds rate target 4 times in 2018 and then paused at its January 2019 meeting, citing strong labor markets, rising economic activity, and low inflationary pressures. We continue to watch the yield curve closely. Although it was flattening over the latter half of 2018 it has steepened a bit thus far in 2019 lessening our concern about a possible recession in the near term. The FOMC now seems ready to pause its rate-normalization policy and look to the data to guide its interest rate policy over the course of 2019

In this environment, we expect to see opportunities to add value by increasing equity exposure at times we believe upside is greatest and reducing exposure at times we believe downside risk is excessive.

Thank you for being a Probabilities Fund shareholder.

Sincerely,

Joseph B. Childrey

Founder & CIO

Probabilities Fund Management, LLC

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of Portfolio shares. The Probabilities VIT Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

Footnotes:

1	The S&P 500 is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

2,	3 Birinyi Associates, effective 2/8/2019, http://www.wsj.com/mdc/public/page/2_3021-peyield.html

6188-NLD-02/15/2019

1665 Union Street	Suite A	San Diego	California 92101	(800) 519-0438	www.probabilitiesfund.com

Probabilities VIT Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

Comparison of the change in value of a $10,000 investment

The Fund’s performance figures for the period ended December 31, 2018 compared to its benchmark

			Since
Average Annualized Returns	One Year	Five Year^	Inception*^
Probabilities VIT Fund – Class 1	(15.47)%	(0.17)%	0.61%
Probabilities VIT Fund – Class 2	(15.49)%	(0.31)%	0.47%
S&P 500 Total Return Index**	(4.38)%	8.49%	10.58%

*	The Fund commenced operations on April 29, 2013.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

^	Annualized.

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. The Fund’s total operating expenses, gross of waiver and reimbursement, are 3.01% and 3.16% for Class 1 and Class 2, respectively, per the Fund’s May 1, 2018 prospectus. The total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Total returns are calculated with the traded NAV on December 31, 2018. For performance information current to the most recent month-end, please call 1-855-227-7204.

Portfolio Composition as of December 31, 2018

Holdings by Type of Investment	Percent of Net Assets
Exchange Traded Funds	58.7%
Other Assets in Excess of Liabilities	41.3%
Net Assets	100.0%

Please refer to the Portfolio of Investments for a more detailed analysis of the Fund’s holdings.

Probabilities VIT Fund
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 58.7%
	EQUITY FUNDS - 58.7%
27,560	Direxion Daily S&P 500 Bull 3X	$906,724
23,410	ProShares Ultra Dow30	885,366
5,420	Proshares UltraPro Dow30	386,500
14,000	ProShares UltraPro S&P 500	486,920
5,955	SPDR S&P 500 ETF Trust	1,488,273
4,070	Vanguard S&P 500 ETF	935,327
8,120	Vanguard Total Stock Market ETF	1,036,356
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,355,113)	6,125,466

	TOTAL INVESTMENTS - 58.7% (Cost - $6,355,113)	$6,125,466
	OTHER ASSETS IN EXCESS OF LIABILITIES - 41.3%	4,317,365
	NET ASSETS - 100.0%	$10,442,831

ETF - Exchange Traded Fund.

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

ASSETS
Investments in securities at fair value (cost, $6,355,113)	$6,125,466
Cash	3,196,628
Receivable for securities sold	1,179,810
Receivable for dividends	30,742
Prepaid expenses and other assets	128
TOTAL ASSETS	10,532,774

LIABILITIES
Payable for fund shares redeemed	54,418
Payable to related parties	9,087
Investment advisory fees payable	1,175
Distribution (12b-1) fees payable	3,438
Accrued expenses and other liabilities	21,825
TOTAL LIABILITIES	89,943
NET ASSETS	$10,442,831

Net Assets Consist Of:
Paid in capital	$12,588,034
Accumulated loss	(2,145,203)
NET ASSETS	$10,442,831

Class 1 Shares:
Net Assets	$8,454,025
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,216,425
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$6.95

Class 2 Shares:
Net Assets	$1,988,806
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	289,629
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$6.87

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$75,123
TOTAL INVESTMENT INCOME	75,123

EXPENSES
Investment advisory fees	209,144
Distribution (12b-1) fees- Class 1	44,600
Distribution (12b-1) fees- Class 2	13,746
Transfer agent fees	39,776
Accounting services fees	30,648
Administrative services fees	39,679
Legal fees	14,487
Compliance officer fees	19,634
Printing and postage expenses	17,502
Audit fees	15,725
Custodian fees	4,500
Trustees’ fees and expenses	12,710
Insurance expense	449
Miscellaneous expenses	1,527
TOTAL EXPENSES	464,127
Fees waived by the Advisor	(113,597)
NET EXPENSES	350,530

NET INVESTMENT LOSS	(275,407)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss from investment transactions	(1,885,968)
Net change in unrealized depreciation on investments	(200,632)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,086,600)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,362,007)

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017

FROM OPERATIONS
Net investment loss	$(275,407)	$(231,166)
Net realized gain (loss) from investment transactions	(1,885,968)	3,121,388
Net change in unrealized appreciation (depreciation) on investments	(200,632)	99,126
Net increase (decrease) in net assets resulting from operations	(2,362,007)	2,989,348

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid *
Class I	(1,881,905)	—
Class 2	(443,954)	—
Net decrease in net assets from distributions to shareholders	(2,325,859)	—

FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	1,654,509	3,199,351
Net asset value of shares issued in reinvestment of distributions	1,881,903	—
Payments for shares redeemed	(8,053,116)	(4,888,792)
Net decrease in net assets from shares of beneficial interest	(4,516,704)	(1,689,441)

Class 2:
Proceeds from shares sold	22,810	25,412
Net asset value of shares issued in reinvestment of distributions	443,952	—
Payments for shares redeemed	(1,199,151)	(672,266)
Net decrease in net assets from shares of beneficial interest	(732,389)	(646,854)

Total Net Decrease in Net Assets From Beneficial Interest Transactions	(5,249,093)	(2,336,295)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,936,959)	653,053

NET ASSETS
Beginning of year	20,379,790	19,726,737
End of year **	$10,442,831	$20,379,790

SHARE ACTIVITY
Class 1
Shares sold	165,430	317,567
Shares reinvested	293,131	—
Shares redeemed	(792,831)	(475,714)
Net decrease in shares of beneficial interest outstanding	(334,270)	(158,147)

Class 2
Shares sold	2,272	2,538
Shares reinvested	70,024	—
Shares redeemed	(119,308)	(68,819)
Net decrease in shares of beneficial interest outstanding	(47,012)	(66,281)

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information.

**	Net Assets- End of Year includes distributions in excess of net investment income of $0 as of December 31, 2017.

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund - Class 1
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of year	$10.81	$9.35	$9.14	$10.95	$10.44

Activity from investment operations:
Net investment loss (1)	(0.18)	(0.11)	(0.18)	(0.20)	(0.20)
Net realized and unrealized gain (loss) on investments (5)	(1.66)	1.57	0.39	(0.36)	0.71
Total from investment operations	(1.84)	1.46	0.21	(0.56)	0.51
Less distributions from:
Net realized gains	(2.02)	—	—	(1.25)	—
Total distributions	(2.02)	—	—	(1.25)	—

Net asset value, end of year	$6.95	$10.81	$9.35	$9.14	$10.95

Total return (2)	(15.47)%	15.61%	2.30%	(5.44)%	4.89%

Net assets, end of year (000s)	$8,454	$16,767	$15,982	$25,802	$33,421

Ratio of gross expenses to average net assets (3)	2.98%	2.78%	2.45%	2.22%	2.12%
Ratio of net expenses to average net assets (3)	2.24%	2.24%	2.24%	2.22%	2.12%
Ratio of net investment loss to average net assets (3,4)	(1.76)%	(1.10)%	(2.04)%	(1.98)%	(1.97)%

Portfolio Turnover Rate	1900%	2376%	1754%	1557%	2052%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(4)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(5)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund - Class 2
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017		December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of year	$10.73	$9.29		$9.10	$10.93	$10.43

Activity from investment operations:
Net investment loss (1)	(0.19)	(0.12)		(0.20)	(0.22)	(0.22)
Net realized and unrealized gain (loss) on investments (5)	(1.65)	1.56		0.39	(0.36)	0.72
Total from investment operations	(1.84)	1.44		0.19	(0.58)	0.50
Less distributions from:
Net realized gains	(2.02)	—		—	(1.25)	—
Total distributions	(2.02)	—		—	(1.25)	—

Net asset value, end of year	$6.87	$10.73		$9.29	$9.10	$10.93

Total return (2)	(15.57)%	15.50	% (6)	2.09%	(5.64)%	4.79%

Net assets, end of year (000s)	$1,989	$3,612		$3,745	$8,776	$11,827

Ratio of expenses to average net asset, before waivers (3)	3.12%	2.93%		2.59%	2.47%	2.27%
Ratio of expenses to average net assets, after waiver (3)	2.39%	2.39%		2.39%	2.39%	2.27%
Ratio of net investment loss to average net assets (3,4)	(1.89)%	(1.21)%		(2.22)%	(2.16)%	(2.12)%

Portfolio Turnover Rate	1900%	2376%		1754%	1557%	2052%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Does not include the expenses of other exchange traded funds in which the Fund invests.

(4)	Recognition of net investment loss by the Fund is affected by the timing of declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(5)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net assets value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements which are an integral part of these financial statements.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

The Probabilities VIT Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized on November 2, 2005, under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund commenced operations on April 29, 2013.

The Fund currently offers two classes of shares: Class 1 shares and Class 2 shares. Classes 1 and 2 shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid prices and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Valuation of Fund of Funds – The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,125,466	$—	$—	$6,125,466
Total	$6,125,466	$—	$—	$6,125,466

There were no transfers between levels during the current period presented.

It is the Fund’s policy to record transfers into and out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Security Transactions and Related Income – Security transactions are accounted for the trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each account holder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

General Market Risk – The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities markets generally.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolio of Investments. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

ETF Risk – ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described in the Fund’s prospectus.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investment strategies.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year-end tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to the Fund are charged to the Fund. Expenses, which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $163,879,166 and $165,059,966, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Probabilities Fund Management, LLC (the “Advisor”) serves as the Fund’s investment advisor pursuant to an investment advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Advisor earned advisory fees of $209,144.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2019, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund services providers (other than the Advisor)) will not exceed 2.24% and 2.39% for Class 1 and Class 2 shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three fiscal years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended December 31, 2018, the Advisor waived $113,597 in advisory fees. Fees previously waived by the Advisor are subject to recapture.

As of December 31, 2018, the Advisor has $282,208 of waived fees within 3 years of reimbursement that may be recovered by the following dates:

December 31, 2019	December 31, 2020	December 31, 2021	Total
$55,810	$112,801	$113,597	$282,208

Any previously waived fees for years ending prior to 2015 have now expired from potential recoupment.

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b-1 Plans” or “Plan”) for each of Class 1 and Class 2 shares, pursuant to which the Fund may pay the Fund’s distributor an annual fee for distribution and shareholder servicing expense of 0.35% and 0.50% of the Fund’s average daily net assets attributable to Class 1 and Class 2 shares, respectively, which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended December 31, 2018, pursuant to the Plans, the Fund incurred $44,600 and $13,746 for Class 1 and Class 2 shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class 1 and Class 2 shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, Jefferson National Life Insurance Co., held approximately 81% of the voting securities of the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at December 31, 2018, was as follows:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Depreciation
Probabilities VIT	$6,422,367	$124,001	$(420,902)	$(296,901)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2018 were as follows:

Fiscal Year Ended
December 31, 2018
Ordinary Income	$2,325,774
Long-Term Capital Gain	—
Return of Capital	85
$2,325,859

There were no distributions paid for the years ended December 31, 2017.

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(1,848,302)	$—	$(296,901)	$(2,145,203)

Probabilities VIT Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2018, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total
$—	$1,848,302	$—	$1,848,302

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and the reclassification of fund distributions, resulted in reclassification for the year ended December 31, 2018 as follows:

Paid
In	Accumulated
Capital	Gains (Loss)
$(275,492)	$275,492

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. The amendments have been adapted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of Probabilities VIT Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Probabilities VIT Fund (the Fund) a series of the Northern Lights Variable Trust, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of the Fund since 2014.

Denver, Colorado

February 25, 2019

Probabilities VIT Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2018

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning July 1, 2018 through December 31, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During Period*
	7/1/18	12/31/18	Ratio	7/1/18 – 12/31/18
Actual
Class 1	$1,000.00	$908.30	2.24%	$10.77
Class 2	$1,000.00	$907.80	2.39%	$11.49
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,013.91	2.24%	$11.37
Class 2	$1,000.00	$1,013.16	2.39%	$12.13

*	Expenses are equal to the average account value over the period beginning January 1, 2018, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period ended December 31, 2018 (184) divided by the number of days in the fiscal year (365).

Probabilities VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

Probabilities VIT Fund (Adviser – Probabilities Fund Management, LLC)*

In connection with the regular meeting held on December 12-13, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Probabilities Fund Management, LLC (“Adviser”) and the Trust, with respect to the Probabilities VIT Fund (referred to as the “Probabilities VIT” or the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted the adviser managed approximately $177 million in assets providing liquid alternative, tactically managed, long/short equity strategies for separately managed accounts and the Funds. They reviewed the background information of key personnel responsible for the management of each Fund, taking into consideration each individual’s educational and financial industry experience, particularly with alternative investments and hedge funds. They considered the adviser’s dedication to research of seasonal patterns, institutional pressure, historical data and political events to determine directional signals and asset allocation among various investment instruments. The Trustees noted the adviser attempted to manage portfolio risk by using a tactical risk management overlay to reduce volatility. They discussed the adviser’s compliance policies and procedures noting the adviser reviewed portfolio compliance daily. The Trustees noted that the adviser had sufficient resources to support the Funds’ operations and that it remained committed to a systematic investment process and an active management style. The Trustees concluded that the adviser was expected to continue to provide quality service to the Funds and their respective shareholders.

Performance. The Trustees considered the performance of Probabilities VIT against the peer group, Morningstar category, and benchmark. They noted that the Fund underperformed each comparable metric for most periods depicted in the Fund’s Broadridge report. The Trustees considered the Fund’s retained the ability to produce solid returns for any given one-year period. The Trustees agreed that the adviser was dedicated to implementing the strategy and expected better risk adjusted returns over the longer term based on its past experiences and back-testing of the strategy.

Fees and Expenses. The Trustees noted that the Probabilities VIT paid the adviser an advisory fee of 1.35%, which was higher than the average and median for its peer group and Morningstar category, but well within the range of fees charged by its peer funds. They considered that the Fund was tactical in nature and actively managed based on specialized information derived from the adviser, which may warrant its relatively higher advisory fee. The Trustees concluded that the advisory fee was not unreasonable.

Probabilities VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They noted the adviser realized a loss in connection with its relationship with Probabilities VIT. The Trustees concluded that the adviser’s profitability was not unreasonable and that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that each fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of Probabilities VIT and their shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Probabilities VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

Probabilities VIT Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 –2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	SecretarySince February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-227-7204.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-227-7204 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-227-7204.

INVESTMENT ADVISOR
Probabilities Fund Management, LLC
1665 Union Street, Suite A
San Diego, CA 92101

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $15,500

2017 - $15,000

(b)	Audit-Related Fees

2018 - None

2017 - None

(c)	Tax Fees

2018 - $3,250

2017 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $3,250

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 3/7/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 3/7/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer

Date 3/7/19